WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED

On December 13, 2021, the Board of Trustees of William Blair Funds authorized a name change for William Blair Ultra-Short Bond Fund.

William Blair Ultra-Short Duration Bond Fund (formerly, William Blair Ultra-Short Bond Fund and William Blair Low Duration Fund)

Name Change

Effective December 13, 2021, the “William Blair Ultra-Short Bond Fund” is re-named “William Blair Ultra-Short Duration Bond Fund,” and all references to “William Blair Ultra-Short Bond Fund” or “Ultra-Short Bond Fund” in the Summary Prospectus are hereby replaced with “William Blair Ultra-Short Duration Bond Fund” or “Ultra-Short Duration Bond Fund”, respectively.

Dated: December 13, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.